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                                                                    EXHIBIT 10.3

                                                                      [STAMP]

                          UNITED STATES DISTRICT COURT
                    For the Northern District of California


                          UNITED STATES DISTRICT COURT

                        NORTHERN DISTRICT OF CALIFORNIA

JACK OLIVE, et al.                                          No. C89-4331 MHP
                                                            ORDER
                    Plaintiff(s),
  vs.

GENE E. PHILLIPS, et al.

                    Defendant(s),


         This matter came before the Court on the motion of Settlement Counsel, on behalf of the Dallas Trusts, as those terms are defined in the Second Amendment to the Modification of Stipulation of Settlement, dated as of October 5, 2001 as amended on February 4, 2002 (the "Second Amendment"), for approval of a settlement in this action, as embodied in the Second Amendment. The Court, having considered all papers filed in connection with said motion and good cause appearing therefor, hereby ORDERS, ADJUDGES AND DECREES as follows:

1. This Court has jurisdiction over the subject matter and parties to these actions and over all parties to the Second Amendment. By acknowledging the Court's jurisdiction over the subject matter of the Second Amendment, the Settling Defendants and the Dallas Trusts do not waive any objections to the Court's exercise of jurisdiction over the Settling Defendants or the Dallas Trusts arising from any of the previous settlement agreements in this action.

2. This Court hereby finally approves the settlement embodied in the Second Amendment and finds that said settlement is fair, reasonable and adequate to the Dallas Trusts, as defined in the Second
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                          UNITED STATES DISTRICT COURT
                    For the Northern District of California


Amendment, and their shareholders.

3. The Court hereby dismisses, with prejudice and without costs to any party as against any other, except as provided in the Second Amendment, this action and any and all claims, actions, or causes of action alleged by the plaintiffs, on behalf of the Dallas Trusts, in the above-captioned action against Gene E. Phillips, Basic Capital Management, Inc., American Realty Investors, Inc., American Realty Trust, Inc., Ted P. Stokely, Edward G. Zampa, R. Douglas Leonhard, Martin L. White, Larry E. Harley, Murray Shaw and Richard W. Douglas (collectively referred to herein as the "Released Defendants").

4. The Dallas Trusts and all persons claiming to represent such Trusts in any derivative capacity shall be deemed conclusively to have released and are hereby permanently barred and enjoined from prosecuting against the Released Defendants, including, without limitation, his or its respective predecessors and successors, parents, subsidiaries, affiliates and all their present and former partners, principals, officers, directors, employees, agents, attorneys, assigns, representatives, heirs, executors and administrators, any and all claims, actions, or causes of action of whatever nature, character or description, whether known, unknown, suspected or unsuspected, that could or do arise out of or are or could be in any way based on, connected with or related to any alleged breach of the Stipulation, the Modification, or the Amendment, as those terms are defined in the Second Amendment, or to any of the matters raised in Settlement Counsel's requests that the District Court exercise its retained jurisdiction, including, as described in the Second Amendment, the alleged failure by certain of the defendants to obtain a compensation consultant's report and the defendants' conduct respecting the Loans.

5. Notwithstanding the foregoing, nothing herein shall relieve any party to the Second Amendment from liability for failing to abide by the terms and obligations imposed by the Second Amendment.

6. The notice given to the shareholders of the Dallas Trusts of the settlement set forth in the Second Amendment, as required by this Court's Order Preliminarily Approving Proposed Derivative Action Settlement, entered on December 18, 2001, was the best notice practicable under the
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                          UNITED STATES DISTRICT COURT
                    For the Northern District of California



circumstances, including individual notice to all shareholders of the Dallas Trusts who could be identified through reasonable effort. Said notice provided due and sufficient notice of the proceedings regarding final approval of the settlement, including the terms of the proposed settlement set forth in the Second Amendment, to all persons entitled to such notice, and said notice fully satisfies the requirements of due process and Federal Rule 23.1.

         7. Without affecting the finality of this judgment, the Court hereby reserves jurisdiction over only (a) enforcement and administration of the Second Amendment; (b) any hearing on and determination of the applications for attorneys' fees, costs, interest and expenses in this action; and (c) any claim that this Second Amendment is without legal effect, including any claim that it was wrongfully procured or induced.


     IT IS SO ORDERED.

Dated:   2/12/02


                                        /s/ MARILYN HALL PATEL
                                        ---------------------------------
                                        Marilyn Hall Patel
                                        Chief Judge
                                        United States District Court
                                        Northern District of California